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                                                                   EXHIBIT 10.34

                              CONSULTING AGREEMENT


         This Consulting Agreement is made and entered into as of the 1st day of April, 1997 by and between Golf One Industries, Inc. (the "COMPANY"), Garvey Management Group ("CONSULTANT") and Steve Garvey ("GARVEY") with reference to the following facts:

         A. Consultant is owned and operated by Garvey.

         B. Upon the terms and subject to the conditions of this Agreement, the Company desires to employ the consulting services of Garvey through Consultant to promote the Company and the marketing, sale and distribution of Company's golf clubs and related products ("PRODUCTS").

         NOW, THEREFORE, with reference to the foregoing facts, the Company and Consultant agree as follows:

         1. Consulting Services. From time to time upon request from the Company, Consultant will make available the services of Garvey (and Garvey agrees to be available) to promote the Company and its Products.

         2. Term. The term of this Agreement will be April 1, 1997 through March 31, 1998; provided, however, that either party may terminate this Agreement based on a breach or default by the other party, which breach or default is not cured within 30 days of written notice thereof.

         3. Compensation. In consideration of Consultant performing its services pursuant to this Agreement, Company shall pay to Consultant $2,500 per month, payable on the 1st day of each month in advance, commencing April 1, 1997.

         4. Stock. In consideration in entering into this Agreement, the Company has offered to Consultant the right to buy 12,000 shares (the "SHARES") of Common Stock for $.01 per share (or an aggregate purchase price of $120.00). Consultant accepts such purchase, and concurrently herewith delivers to the Company a check in the amount of $120.00. In connection with its purchase of the Shares, Consultant makes the representations, warranties and agreements set forth on Exhibit "A".

         5. Registration Rights. The Company grants to Consultant registration rights with respect to the Shares as set forth in Exhibit "A" to this Agreement.

         6. Agreement Not to Compete. Consultant and Garvey agree not to represent any other person or entity engaged in the manufacture, marketing, sale or distribution of golf clubs or related equipment during the term of this Agreement.


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     7. Miscellaneous.

         (a) NOTICES. All notices, requests, demands and other communications (collectively, "NOTICES") given pursuant to this Agreement shall be in writing, and shall be delivered by personal service, courier, facsimile transmission or by United States first class, registered or certified mail, postage prepaid, addressed to the party at the address set forth on the signature page of this Agreement. Any Notice, other than a Notice sent by registered or certified mail, shall be effective when received; a Notice sent by registered or certified mail, postage prepaid return receipt requested, shall be effective on the earlier of when received or the third day following deposit in the United States mails. Any party may from time to time change its address for further Notices hereunder by giving notice to the other party in the manner prescribed in this Section.

         (b) ASSIGNMENT. Neither Consultant nor Garvey may assign this Agreement, and any attempted or purported assignment or any delegation of such party's duties or obligations arising under this Agreement to any third party or entity shall be deemed to be null and void, and shall constitute a material breach by such party of its duties and obligations under this Agreement. This Agreement shall inure to the benefit of and be binding upon any successors of each party by way of merger, consolidation or transfer of all or substantially all of the assets of such party, and any parent, subsidiary or affiliate of such party to which each party may transfer its rights under and pursuant to this Agreement.

         (c) GOVERNING LAW. This Agreement has been made and entered into in the State of California and shall be construed in accordance with the laws of the State of California without giving effect to the principles of conflicts of law thereof.

         (d) SPECIFIC PERFORMANCE. Consultant and Garvey acknowledge that (i) the Company is engaging Garvey as a consultant pursuant to this Agreement because Garvey and Consultant have represented that they are not presently representing or promoting any other person or entity engaged in the manufacture, marketing, sale or distribution of golf clubs or related equipment; and (ii) the Company would have extreme difficulty in attempting to prove the actual damages suffered by it as a result of a breach by Consultant or Garvey of any of its or his obligations under Section 6 of this Agreement, and that therefore, in addition to any other remedy at law or in equity, the Company shall be entitled to seek and receive specific performance and temporary, preliminary and injunctive relief from any violation of the provisions of this Agreement from any court of competent jurisdiction without the necessity of proving the actual amount of damages resulting from such breach.



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         IN WITNESS WHEROF, this Agreement has been made and entered into as of the date and year above written.




                                                       Golf One Industries, Inc.



                                                       By: /s/ illegible
                                                          ----------------------
                                                           Its: President



                                                       Garvey Management Group


                                                       By: /s/ Candace Garvey
                                                          ----------------------
                                                               Candace Garvey



                                                           /s/ Steve Garvey
                                                          ----------------------
                                                               Steve Garvey











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                                  EXHIBIT "A"


                    Representations and Registration Rights.



I.   Representations, Warranties and Agreements

     (a) It is an "accredited investor" within the meaning of Regulation D under the Securities Act of 1933, as amended (the "SECURITIES ACT").

     (b) It understands an investment in the Shares involves a high degree of risk, and it is able to bear the risk of an entire loss of the investment; it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of an investment in the Shares.

     (c) It understands that the Shares have not been registered under the Securities Act or under any state securities laws. It is familiar with the provisions of the Securities Act and Rule 144 thereunder and understands that the restrictions on transfer placed on the Shares may result in it being required to hold the Shares for an indefinite period of time.

     (d) It is acquiring the Shares for the its own account and not as a nominee or agent for others, and not with a view to resale or distribution of any part thereof, and it has no present intention of selling or distributing the Shares.

     (e) It believes that it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares, and it has had an opportunity to ask questions and receive answers from Company and its officers and directors regarding the business, prospects and financial condition of the Company.

     (f) It agrees not to sell, assign, transfer or other dispose of (collectively, "TRANSFER") any of the Shares except pursuant to an effective registration statement under the Securities Act or an exemption from registration. As a further condition to any such Transfer, except in the event that such Transfer is made pursuant to an effective registration statement under the Securities Act, if in the reasonable opinion of counsel to the Company any Transfer of the Shares by the contemplated transferee thereof would not be exempt from the registration and prospectus delivery requirements of the Securities Act, the Company may require the contemplated transferee to furnish the Company with an investment letter setting forth such information and agreements as may be reasonably requested by the Company to ensure compliance by such transferee with the Securities Act.


                                 EXHIBIT "A" - 1
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     (g) Each certificate evidencing the Shares will bear the following legend:

          "THE SHARES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, ASSIGNED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE ISSUER AND THE ORIGINAL PURCHASER OF THE SHARES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICE OF THE ISSUER."



II.  Registration Rights

     (a) If the Company shall determine to register any Common Stock under the Securities Act for sale in connection with a public offering of Common Stock for cash, the Company will give written notice thereof to Consultant and will use its best efforts to effect the registration under the Securities Act of all of the Shares which Consultant may request in a writing delivered to the Company within 15 days after the notice given by the Company; provided, however, if the representative of the underwriters of the offering shall refuse in writing to include in such offering all of the shares requested by the Company and others, the shares to be included shall be allocated first to the Company and then among the others based on the respective number of shares of Common Stock held by such persons. If the Company decides not to, and does not file a registration statement with respect to such registration, or thereafter determines to withdraw the same before the effective date thereof, the Company will promptly so inform Consultant, and the Company will not be obligated to complete the registration of the Shares.

     (b) Consultant agrees not to effect any public sale or distribution of Common Stock (regardless of whether any Shares are included in the registration) during the period beginning ten days prior to and ending 180 days (or such shorter period as may be permitted by the representatives of the underwriters) after the effective date of any registration statement filed by the Company for a public offering of any of its securities (except as part of such registration).

     (c) Consultant may not include Shares in any registration statement unless
(a) if the offering is being underwritten, it agrees to sell such Shares on the basis provided in any underwriting arrangement approved by the Company and (b) it completes and executes all questionnaires, powers of attorney, indemnities and underwriting agreements, and furnishes to the Company such information, as the Company or the underwriter may require from it for inclusion in the registration statement (and the prospectus included therein).

     (d) The Company agrees to pay all expenses incurred in effecting any registration pursuant to this Exhibit 5, including, without limitation, all registration and filing fees, printing expenses, expenses of compliance with blue sky laws, fees and disbursements of counsel for the Company and expenses of any audits incidental to or required by any such registration; provided, however, that Consultant agrees to pay any legal expenses for its own counsel and underwriting discounts or broker commissions relating to its sale of Shares.








                                 EXHIBIT "A" - 2
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     (e) The Company shall not be obligated to offer to you the right to include
Shares in a registration statement more than one time; provided, however, that it shall be deemed that the Company has not made such an offer if either (a) Consultant has requested that the Shares be included in a registration statement and the representative of the underwriters has not permitted the inclusion of all of such Shares or (b) the registration statement related to such Shares shall not become effective.




























                                 EXHIBIT "A" - 3